SUPPLEMENT TO THE PROSPECTUSES

OF

EVERGREEN MONEY MARKET FUNDS

I.              Evergreen Money Market Fund and Evergreen Municipal Money Market Fund (the “Funds”)

The prospectuses of the Funds are hereby supplemented as follows:

                It is expected that the S1 share class of each Fund will be liquidated and closed in 4th quarter 2007.  Shareholders will receive notice at least 30 days prior to the liquidation date.

II.            Evergreen U.S. Government Money Market Fund (the “Fund”)

                The prospectuses of the Fund are hereby supplemented as follows:

                Effective 4th quarter 2007, the Fund’s Board of Trustees has renamed the Fund’s Class S1 share class as Class S.

June 14, 2007                                                                                                                                         579917 (6/07)